Exhibit 99.1

Fulgent Genetics Agrees to Acquire Inform Diagnostics and Provides Preliminary First Quarter Revenue Results

Proposed acquisition will add diagnostic offerings, including hematopathology and anatomic pathology, while also providing a highly complementary nationwide commercial infrastructure to support Fulgent’s rapidly expanding genomic testing footprint

Preliminary first quarter revenue results expected to exceed previous guidance provided on February 23, 2022

Fulgent updates full year 2022 core revenue guidance to approximately $175 million including potential revenue contribution from proposed acquisition

TEMPLE CITY, California – April 18, 2022 – Fulgent Genetics, Inc. (NASDAQ: FLGT) (“Fulgent”), a technology-based genetic testing company focused on transforming patient care in oncology, infectious and rare diseases, and reproductive health, announced today that it has entered into a definitive agreement to acquire Inform Diagnostics, a leading national independent pathology laboratory based in Irving, Texas, and a portfolio company of Avista Capital Partners. Under the terms of the agreement, Fulgent will acquire Inform Diagnostics for a total purchase price of approximately $170 million, subject to adjustments, to be paid from cash on hand. The acquisition is expected to close during the second quarter of 2022, subject to the satisfaction of customary closing conditions, including regulatory approvals.

Fulgent Genetics continues to build upon its genomic testing platform both organically and inorganically through multiple vectors, including expanding its test menu through R&D, partnerships, and acquisitions; increasing accessibility by adding covered lives through incremental managed care contracts; broadening its geographic footprint with new lab locations; and scaling its commercial reach with an expanding sales organization. Fulgent’s scale and flexibility is made possible by its foundational technology platform, which underpins operations across the business including testing, clinical workflow, lab operations, record management, and reporting. With the addition of Inform Diagnostics, Fulgent will further expand its test menu into breast pathology, gastrointestinal pathology, dermatopathology, urologic pathology, neuropathology, and hematopathology. At the same time, Fulgent sees an opportunity to leverage Inform Diagnostics’ nationwide client base, established commercial organization, and managed care relationships as potential catalysts for expanding many of Fulgent’s existing services, including its extensive menu of customizable genomic testing offerings for over 18,400 genes across infectious and rare disease, reproductive health, and oncology.

Inform Diagnostics was founded in 1996 as Pathology Partners and has since become one of the largest national pathology laboratories in the United States with offerings across gastrointestinal pathology, dermatopathology, urologic pathology, and hematopathology, among others. The company currently provides services to approximately 1,300 clients who represent over 2,700 physicians. Inform Diagnostics is committed to providing physicians and the patients they serve with efficient, dependable, and high-quality service to facilitate faster treatment for patients and more efficient workflows for clinicians. The company’s philosophy of being a reliable, high-quality provider of pathology services aligns closely with Fulgent’s core purpose of offering the broadest menu of actionable diagnostic tests with accurate, quality results, and rapid turnaround time.

Strategic Rationale:

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Test Menu Expansion: Acquisition extends Fulgent’s capabilities into the pathology testing market, with the goal of continuing to innovate healthcare by developing new Next Generation Sequencing (“NGS”) based tests, among other technologies, to further serve the combined companies’ large, nationwide customer base.
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Commercial Synergies: With the addition of Inform Diagnostics’ extensive testing capabilities, nationwide salesforce, and significant managed care contracts, Fulgent is better positioned to become a one-stop shop for diagnostic services throughout the healthcare continuum and across the United States. Fulgent sees valuable cross-selling opportunities with Inform Diagnostics’ national GI and GU specialist client base, including Fulgent’s newly launched liquid biopsy test for Hepatocellular carcinoma, HelioLiver, as well as an upcoming molecular test for urology, which is pending launch. In addition, Fulgent expects to offer high-value NGS-based oncology services to Inform Diagnostics’ hematology clients. Inform Diagnostics’ client relationships will enable Fulgent to access more patients along key touchpoints to provide a comprehensive suite of diagnostic products and services leading to improved healthcare.
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Managed Care Relationships: Extends Fulgent’s in-network relationships with managed care organizations to over 300 million covered lives.
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Geographic Reach: Expands Fulgent’s geographic footprint with the addition of CLIA, CAP, and NY State certified laboratories in New York, Arizona, Massachusetts, and Texas.
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Attractive Financial Profile: Upon closing, the transaction has the potential to contribute meaningfully to Fulgent’s annual core revenue and is expected to have a positive impact to pro forma EBITDA. Fulgent now expects core revenue for FY 2022 to be approximately $175 million, compared to previous guidance of $120 million, including potential revenue contribution from the proposed acquisition.

Quotes:

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“We look forward to further expanding Fulgent’s genomic testing footprint with the addition of the Inform Diagnostics team, pathology capabilities, and nationwide reach of Inform Diagnostics,” said Ming Hsieh, Chairman and CEO of Fulgent. “We have been impressed with the Inform Diagnostics team’s commitment to quality, turnaround time, and customer service, which we believe fits well with our priorities, culture, and focus at Fulgent. We expect to see an immediate contribution from Inform Diagnostics’ mature pathology business, while in the longer term we also believe there are numerous synergies across our organizations that will drive sustained momentum across Fulgent’s core testing business. We are excited about this opportunity to drive long-term shareholder value with this strategic acquisition.”
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“Inform Diagnostics has built an impressive nationwide network of customers with an excellent reputation for expertise in pathology, supported by a robust, multi-disciplinary commercial organization,” said Brandon Perthuis, Chief Commercial Officer of Fulgent. “We see a meaningful opportunity to leverage Inform Diagnostics’ deep network of physician and managed care relationships across Fulgent’s existing core business, including test offerings such as HelioLiver, heme-onc NGS services, and CSI’s menu of products. We believe this acquisition brings us one step closer to our long-term vision of being a one-stop shop for many clinical specialties and biopharma organizations. We plan to continue to innovate genomics and pathology by launching novel services aimed to improve health outcomes of patients.”
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“Today marks an exciting and important milestone for Inform Diagnostics and we look forward to bringing our team, testing capabilities, and technological advances, onto the Fulgent platform,” said Darryl Goss, CEO of Inform Diagnostics. “We believe that with Inform Diagnostics’ capabilities across hematopathology, neuropathology, and anatomic pathology, coupled with our nationwide footprint of physician and managed care relationships, we will create a truly differentiated and comprehensive genomic testing suite for physicians and patients. We are fully aligned with Fulgent in our mission to profoundly impact patient care, one diagnosis at a time, while living the same core values. Physicians and patients should continue to expect the same commitment and excellence as we offer our now expanded services at the forefront of technological innovation.”

Preliminary First Quarter 2022 Results

Fulgent Genetics also provided preliminary estimated revenue results for the first quarter ended March 31, 2022, which exceed the company’s previous guidance provided on February 23, 2022. For the first quarter of 2022, Fulgent anticipates total revenue to be approximately $300 million compared to previous guidance of $245 million, and core revenue excluding COVID-19 NGS testing to be at least $22 million, consistent with previous guidance.

The above preliminary estimated financial results for the three months ended March 31, 2022 are based upon Fulgent Genetics’ estimates and are subject to completion of Fulgent’s financial closing procedures. Moreover, these data have been prepared solely on the basis of information currently available to, and are the responsibility of, Fulgent Genetics. Fulgent’s independent registered public accounting firm has not audited, reviewed, or expressed an opinion with respect to these data. This information is not a comprehensive statement of Fulgent Genetics’ financial results for this period, and its actual results may differ materially from these estimates due to the completion of its financial closing procedures, final adjustments, completion of the review of Fulgent’s financial statements and other developments that may arise between now and the time the review of Fulgent’s financial statements is completed. There can be no assurance that these estimates will be realized, and estimates are subject to risks and uncertainties, many of which are not within our control. Complete quarterly results as of and for the three months ended March 31, 2022 are expected to be announced in connection with Fulgent’s first quarter financial results earnings conference call, to be held on May 3, 2022, and included in Fulgent’s Quarterly Report on Form 10-Q for the three months ended March 31, 2022.

Full Year 2022 Core Revenue Outlook

For the full year 2022, Fulgent Genetics now expects core revenue excluding COVID-19 NGS testing of approximately $175 million, compared to previous guidance of $120 million. Fulgent will provide a formal update to its outlook in connection with its first quarter financial results earnings conference call to be held on May 3, 2022.

This guidance for the full year 2022 assumes the anticipated closing of the Inform Diagnostics acquisition in the second quarter of 2022 and includes the presently anticipated revenue contribution from the completion of the acquisition of Inform Diagnostics. See the cautionary note regarding “Forward-Looking Statements” below.

Advisors

Piper Sandler acted as exclusive financial advisor and Mintz Levin, Cohn, Ferris, Glovsky and Popeo served as legal counsel to Fulgent Genetics, Inc. and Kirkland & Ellis served as legal counsel to Inform Diagnostics in connection with the transaction.

About Fulgent Genetics

Fulgent Genetics is a technology-based genetic testing company focused on transforming patient care in oncology, infectious and rare diseases, and reproductive health. Fulgent’s proprietary technology platform has created a broad, flexible test menu and offered the ability to continually expand and improve its proprietary genetic reference library, while also maintaining accessible pricing, high accuracy, and competitive turnaround times. Combining next generation sequencing (“NGS”) with its technology platform, Fulgent performs full-gene sequencing with deletion/duplication analysis in an array of panels that can be tailored to meet specific customer needs. A cornerstone of Fulgent’s business is its ability to provide expansive options and flexibility for all clients’ unique testing needs through a comprehensive technology offering including cloud computing, pipeline services, record management, web portal services, clinical workflow, sequencing as a service, and automated lab services.

About Inform Diagnostics

Inform Diagnostics is one of the largest independent pathology laboratory businesses in the U.S. With exceptional quality and experience, Inform Diagnostics provides subspecialty pathologist‐to‐physician interaction with timely, definitive patient diagnoses in gastrointestinal pathology, dermatopathology, hematopathology, neuropathology, breast pathology, molecular diagnostics, and genitourinary pathology. Inform Diagnostics is profoundly impacting patient care, one diagnosis at a time, by practicing medicine at the intersection of quality, service, and solutions. The company is headquartered in Irving, Texas, with additional state‐of‐the‐art laboratories in Boston, New York City, and Phoenix.

About Avista Capital Partners

Founded in 2005, Avista Capital is a leading New York-based private equity firm with nearly $8 billion invested in more than 40 growth-oriented healthcare businesses globally. Avista partners with businesses that feature strong management teams, stable cash flows and robust growth prospects – targeting product and technology businesses with clear scale potential across six sub-sectors experiencing strong tailwinds. The team is supported by a group of seasoned Strategic Executives enhancing the entire investment process through strategic insight, operational oversight and senior counsel, which helps drive growth and performance, while fostering sustainable businesses and creating long-term value for all stakeholders. For more information, visit www.avistacap.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements in this press release include statements about, among other things: the timing of closing of the acquisition and the nature of the closing conditions for the acquisition; financial guidance, preliminary financial results and estimates, including potential post-acquisition results or revenues; management’s and others’ beliefs, judgments, and estimates regarding Inform Diagnostics business, prospects, technology platform, products and services, including their value to Fulgent, and their potential benefit to Fulgent’s business, platform, services, products and product candidates; Fulgent’s testing solutions and services, including its laboratory capacity and related matters; Fulgent’s identification and evaluation of opportunities, estimates of market size or covered lives and its ability to capitalize on opportunities to grow its business.

Forward-looking statements are statements other than historical facts; they relate to future events or circumstances and to Fulgent’s and/or Inform Diagnostics future performance; and they are based on management’s current assumptions, expectations and beliefs concerning future developments and their potential effect on Fulgent’s business. These forward-looking statements are subject to a number of risks and uncertainties, which may cause the forward-looking events and circumstances described in this press release to not occur and actual results to differ materially and adversely from those described in or implied by the forward-looking statements. These risks and uncertainties include, among others: the acquisition may not be completed, or it may not be completed within the expected timeframe; costs relating to the acquisition may be greater than expected; a governmental entity may prohibit, delay, or refuse to grant necessary regulatory approvals in connection with the acquisition; other closing conditions may not be met on a timely basis or at all, which may delay or prevent the acquisition or require a waiver of these conditions; the potential impact of the announcement or consummation of the acquisition on relationships with third parties, including employees, customers, partners and competitors; inability to retain key personnel; changes in legislation or government regulations affecting the acquisition or the parties; economic, social or political conditions that could adversely affect the acquisition or the parties; Inform Diagnostics may not produce the anticipated benefits discussed in this release; the integration of Inform Diagnostics may consume more management and other resources than anticipated; the somatic molecular diagnostics and oncology markets may not grow at the rates anticipated; the ongoing impacts of the COVID-19 pandemic, including the preventive public health measures that may continue to impact demand for Fulgent’s genetics tests and the pandemic’s effects on the global supply chain; the market potential for, and the rate and degree of market adoption of, Fulgent’s tests, including its newly-developed tests for COVID-19 and genetic testing generally; Fulgent’s ability to compete successfully, including its ability to continue to develop new tests that are attractive to its various customer markets, its ability to maintain turnaround times and otherwise keep pace with rapidly changing technology; Fulgent’s ability to successfully integrate acquired businesses and assets, including Inform Diagnostics, into its business strategy and to derive value from its investments; Fulgent’s ability to maintain the low internal costs of its business model, particularly as Fulgent makes investments across its business; Fulgent’s ability to maintain an acceptable margin on sales of its tests, particularly in light of increasing competitive pressures and other factors that may continue to reduce Fulgent’s sale prices for and margins on its tests;

risks related to volatility in Fulgent’s results, which can fluctuate significantly from period to period; risks associated with the composition of Fulgent’s customer base, which can fluctuate from period to period and can be comprised of a small number of customers that account for a significant portion of Fulgent’s revenue; Fulgent’s ability to grow and diversify its customer base and increase demand from existing and new customers; Fulgent’s investments in its infrastructure, including its sales organization and operational capabilities, and the extent to which these investments impact Fulgent’s business and performance and enable it to manage any growth it may experience in future periods; Fulgent’s level of success in obtaining coverage and adequate reimbursement and collectability levels from third-party payors for its tests; Fulgent’s level of success in establishing and obtaining the intended benefits from Inform Diagnostics, partnerships, joint ventures, or other relationships; Fulgent’s compliance with the various evolving and complex laws and regulations applicable to its business and its industry; risks associated with Fulgent’s international operations; Fulgent’s ability to protect its proprietary technology platform; and general industry, economic, political, and market conditions. As a result of these risks and uncertainties, forward-looking statements should not be relied on or viewed as predictions of future events.

The forward-looking statements made in this press release speak only as of the date of this press release, and Fulgent assumes no obligation to update publicly any such forward-looking statements to reflect actual results or to changes in expectations, except as otherwise required by law.

Fulgent’s reports filed with the U.S. Securities and Exchange Commission (“SEC”), including its annual report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 28, 2022 and the other reports it files from time to time, including subsequently filed quarterly and current reports, are made available on Fulgent’s website upon their filing with the SEC. These reports contain more information about Fulgent, its business, and the risks affecting its business.

Fulgent Genetics Investor Relations Contact:

The Blueshirt Group

Nicole Borsje, 415-217-2633; nicole@blueshirtgroup.com